UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2017

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

2233 Argentia Road, Suite 401
Mississauga, Ontario, L5N 2X7, Canada
(Address of Principal Executive Offices)

(905) 821-9669
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note: SunOpta, Inc. (the “Company”) is filing this Form 8-K/A to its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2017 (the “Original 8-K”) to provide conformed signatures to the signature page of the Original 8-K and to the signature page of the Restricted Stock Unit Award Agreement, among the Company and David Colo, which was filed as Exhibit 10.1 to the Original 8-K. The conformed signatures were inadvertently omitted from the Original 8-K. No other changes to the Original 8-K have been made.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

            On March 9, 2017, SunOpta Inc. (the “Company”) and David J. Colo, President and Chief Executive Officer (“CEO”) of the Company entered into a Restricted Stock Award Agreement (the “Agreement”) whereby the Company granted Mr. Colo 50,000 restricted stock units (the “Special RSUs”). The Special RSUs will vest in three equal annual installments beginning February 6, 2018. Each vested Special RSU will entitle Mr. Colo to receive one common share of the Company.

            The Company entered into the Agreement with Mr. Colo in accordance with the terms of the Employment Agreement between the Company and Mr. Colo, pursuant to which the Company agreed to issue 50,000 Special RSUs to Mr. Colo if he purchased an aggregate value of $1,000,000 of the Company’s common shares in the open market by the later of (i) March 17, 2017 or (ii) the date that is the 10th stock trading date after February 6, 2017 that Mr. Colo was eligible to purchase common shares under the Company’s insider trading policy. Mr. Colo satisfied this condition on March 8, 2017. The Compensation Committee of the Board of Directors of the Company approved the terms and conditions of the Agreement and the equity award as an inducement equity award outside the Company’s 2013 Stock Incentive Plan, in accordance with NASDAQ Listing Rule 5635(c)(4).

            The description of the Agreement is qualified in its entirety by the complete terms and conditions of the document, which is filed as an exhibit herewith.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

Exhibit No.	Description

10.1	Restricted Stock Award Agreement, dated effective March 9, 2017, between SunOpta Inc. and David J. Colo.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By:	/s/ Jill Barnett

Jill Barnett
Vice President and General Counsel

Date:	March 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restricted Stock Award Agreement, dated effective March 9, 2017, between SunOpta Inc. and David J. Colo.